Allstate Life Insurance Company
Allstate Financial Advisors Separate Account I

Supplement dated August 9, 2018
To Allstate Life Insurance Company
Prospectus dated April 30, 2018

Allstate Life Insurance Company of New York
Allstate Life of New York Separate Account A

Supplement dated August 9, 2018
To Allstate Life Insurance Company of New York
Prospectus dated May 1, 2009, as supplemented

ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY B SERIES (“B SERIES”)
ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY L SERIES (“L SERIES”)
ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY X SERIES (“X SERIES”)

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. If you would like another copy of the current Prospectus, please contact us at 1-866-695-2647 (or if your annuity is issued in New York, please call 1-877-234-8688).

AST Lord Abbett Core Fixed Income Portfolio – Merger:

Effective as of the close of business on September 14, 2018 (the “Effective Date”), the AST Lord Abbett Core Fixed Income Portfolio (the “Target Portfolio”) will be merged into the AST Western Asset Core Plus Bond Portfolio (the “Acquiring Portfolio”) as noted below. All references to the AST Lord Abbett Core Fixed Income Portfolio in your Annuity Prospectus should be disregarded after the Effective Date.

Target Portfolio	Acquiring Portfolio
AST Lord Abbett Core Fixed Income Portfolio	AST Western Asset Core Plus Bond Portfolio

On the Effective Date, the Target Portfolio will no longer be available under your annuity contract, and any Account Value allocated to the Sub-account investing in the Target Portfolio will be transferred to the Sub-account investing in the Acquiring Portfolio. This transfer will be made by replacing your contract’s units of the Sub-account investing in the Target Portfolio with units of the Sub-account investing in the Acquiring Portfolio based on the unit value of each Portfolio at the time of the merger.

The annual expenses for the AST Western Asset Core Plus Bond Portfolio are shown below. The table captioned “Underlying Mutual Fund Portfolio Annual Expenses” in the “Summary of Contract Fees and Expenses” section of the Prospectus is as follows with respect to the Portfolio shown below:

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average daily net assets of the underlying Portfolios)

FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST Western Asset Core Plus Bond Portfolio	0.51%	0.02%	0.25%	0.00%	0.00%	0.00%	0.78%	0.00%	0.78%

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In the “Investment Options” section of the Prospectus, information pertaining to the AST Western Asset Core Plus Bond Portfolio is as follows:

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER(S)/SUBADVISER(S)
AST Western Asset Core Plus Bond Portfolio	Seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Portfolio.	Western Asset Management Company Western Asset Management Company Limited

Please note that you have the ability to transfer Account Value out of the Target Portfolio into an investment option available under your annuity contract any time prior to the Effective Date. Such transfers will be free of charge and will not count as one of your annual free transfers under your annuity contract. Also, for a period of 60 days after the Effective Date, any Account Value that was transferred to the Acquiring Portfolio as a result of the merger can be transferred into an investment option available under your annuity contract free of charge and will not count as one of your annual free transfers. It is important to note that any investment option into which you make your transfer will be subject to the transfer limitations described in your Prospectus. Please refer to your Prospectus for detailed information about investment options.

After the Effective Date, the Target Portfolio will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the Target Portfolio will be deemed an instruction for the Acquiring Portfolio. This includes, but is not limited to, Systematic Withdrawals and Dollar Cost Averaging.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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